Israeli Non-employee director option

REWALK ROBOTICS LTD.
2014 INCENTIVE COMPENSATION PLAN

Notice of Option Grant - Section 102 Capital Gain Option

Participant:	[________]

Company:	ReWalk Robotics Ltd.

Notice:
You have been granted the following Capital Gain Stock Option to purchase Shares in accordance with the terms of the Plan (the "Option"), this Notice of Option Grant and the Capital Gain Stock Option Award Agreement attached hereto as Schedule A (this Notice of Option Grant, together with the Capital Gain Stock Option Award Agreement, this “Agreement”).

Type of Award:	Capital Gain Stock Option under Section 102(b)(2) of the Israeli tax Ordinance

Plan:	ReWalk Robotics Ltd. 2014 Incentive Compensation Plan

Grant:	Date of Grant: [_________]
Option Price per Share: [_________]
Total Number of Shares Under Option:[_________]

Exercisability:
Subject to the terms of the Plan and this Agreement, you may exercise your Option on and after the dates set forth below in the Vesting Schedule as to that percentage of the Total Number of Shares under the Option as set forth below opposite each such date. You may exercise your Option to purchase any Shares as to which your Option has become exercisable at any time and from time to time until your Option terminates or expires.

Vesting Schedule:

Date	Number
[_________]	[_________]
[_________]	[_________]
[_________]	[_________]
[_________]	[_________]
Total	[_________]

Special Terms:

Expiration Date:	Ten years from the Date of Grant, subject to earlier termination as set forth in the Plan and this Agreement.

Acknowledgement

and Agreement:
The undersigned Participant acknowledges receipt of, and understands and agrees to, the terms and conditions of this Agreement, the Trust Deed and the Plan, and declares that he or she is familiar with the provisions of Section 102 and the Capital Gains Route. The Participant hereby undertakes not to sell or transfer the Option and /or the underlying Shares prior to the lapse of the Trust Period (as defined below), unless he or she pays all taxes, which may arise in connection with such sale and/or transfer.

PARTICIPANT

Name: [________]
Date: [________]

REWALK ROBOTICS LTD.

Larry Jasinsky
Chief Executive Officer

[________________]

Date of signature:[________________]

Attached:
Schedule A - Capital Gain Stock Option Award Agreement
Schedule B - Trust Deed

Capital Gain Stock Option Award Agreement - Schedule A

REWALK ROBOTICS LTD.
2014 INCENTIVE COMPENSATION PLAN

Capital Gain Stock Option Award Agreement

Under Section 102(b)(2) of the Israeli Income Tax Ordinance [New Version], 1961

This Capital Gain Stock Option Award Agreement, dated as of the Date of Grant set forth in the Notice of Option Grant (the “Grant Notice”) to which this Capital Gain Stock Option Award Agreement is attached as Schedule A, is made between ReWalk Robotics Ltd. (the “Company”) and the Participant set forth in the Grant Notice. The Grant Notice is included in and made part of this Agreement.

1.Definitions. Capitalized terms used but not defined in this Agreement have the meanings set forth in the Plan.

2.Grant of the Option. Subject to the provisions of this Agreement and the provisions of the Plan, the Company hereby grants to the Participant, pursuant to the Plan, the right and option (the “Option”) to purchase all or any part of the number of ordinary shares of the Company, par value NIS 0.01 each (“Shares”), set forth in the Grant Notice at the Option Price per Share (“Option Price”) set forth in the Grant Notice and on the other terms as set forth in the Grant Notice. The Option will be deposited with a trustee approved by the Israeli Tax Authority for this purpose (the “Trustee”), who will hold it in trust on Participant's behalf, all as set forth in Section 6 below.

3.Exercisability of the Option. The Option shall become exercisable in accordance with the exercisability schedule and other terms set forth in the Grant Notice. The Option shall terminate on the Expiration Date set forth in the Grant Notice, subject to earlier termination as set forth in the Plan and this Agreement.

4.Method of Exercise of the Option.

(a)The Participant may exercise the Option, to the extent then exercisable, in accordance with the terms and conditions of the Plan by delivering a written or electronic notice to the Company in a form specified or accepted by the Company, specifying the number of Shares with respect to which the Option is being exercised and payment to the Company of the aggregate Option Price in accordance with Section 4(b) hereof. Such notice must be signed by the Participant or any other person then having the right to exercise the Option.

(b)At the time the Participant exercises the Option, the Participant shall pay the Option Price of the Shares as to which the Option is being exercised to the Company (i) in United States dollars by personal check, bank draft, money order or wire transfer of immediately available funds; or (ii) if permitted by the Committee, and subject to any such terms, conditions and limitations as the Committee may prescribe and to the extent permitted by applicable law, by any other payment method described in Section 6.6 of the Plan.

(c)The Company’s obligation to deliver the Shares to which the Participant is entitled upon exercise of the Option is conditioned on the Participant ’s satisfaction in full to the Company of the aggregate Option Price of those Shares. Following the exercise of the Options, the underlying Shares shall be deposited with the Trustee as provided below.

5.Section 102 of the Income Tax Ordinance and its Rules.

This Agreement is subject to the provisions of Section 102 of the Israeli Income Tax Ordinance [New version], 1961 (the “Ordinance” and “Section 102”, respectively), as well as the Income Tax Rules (Tax Relief in Issuance of Shares to Employees), 2003 (the “102 Rules”), promulgated thereunder. Accordingly, the Company elected the Capital Gains Tax Route in Section 102(b)(2) of the Ordinance (the “Capital Gains Route”) for the purpose of the taxation of Participant's income from the Option and underlying Shares. In general, taxable income that should be attributed to the Participant as a result of the grant of the Option and realization of the underlying Shares will be tax-free on the date of grant, but will be taxed on the sale of Shares issued upon exercise of the Option (“Exercised Shares”) or transfer of Exercised Shares from the Trustee (a “Transfer”). In accordance with the Capital Gains Route, if the Option or the Exercised Shares are held in trust by the Trustee for the applicable period of time (see Section 6 below), currently two years from the date this letter is deposited with a trustee (the “Trust Period”), gains derived from the sale of Exercised Shares shall be classified as capital gains and taxed at a rate of only 25%; except for the benefit afforded to the Participant on the date of grant, which shall be taxed (on the date of sale or Transfer of the Exercised Shares) as a ordinary income and shall be subject to tax at marginal tax rates (up to 50% in 2015, including 2% "High Income Tax") plus social security and national health insurance payments (with respect to Shares of public companies only).

At the time of sale of the Exercised Shares or a Transfer, the Participant shall be subject to tax, which will be calculated, in general, according to difference between (a) the market price (or the actual sale price) of the Exercised Shares at such time, and (b) the Option Price Per Share. Such tax shall be withheld at source by the Company, in accordance with the provisions of the 102 Rules, and the Transfer of Exercised Shares to the Participant is conditioned upon the payment of such tax.

The Participant shall not be entitled to sell the Exercised Shares or to execute a Transfer, prior to the lapse of the Trust Period. Furthermore, any and all rights issued in respect of the Exercised Shares, including bonus shares but excluding cash dividends (“Rights”(, shall be deposited with the Trustee and held thereby until the lapse of the Trust Period, and such Rights shall be subject to the Capital Gains Route. Notwithstanding the aforesaid, the Participant may sell Exercised Shares or Rights or execute a Transfer prior to the lapse of the Trust Period, provided, however, that tax is withheld at source by the Company in accordance with the 102 Rules. In such case, the Participant's gains shall be classified as ordinary income and he or she, shall be subject to tax on such income at marginal tax rates (up to 50% in 2015, including 2% "High Income Tax") plus social security and national health insurance payments.

PARTICIPANT IS ADVISED TO CONSULT WITH HIS/HER OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING AND EXERCISING HIS/HER OPTION OR OF DISPOSING HIS/HER OPTION OR SHARES.

6.Trust.

To secure performance of tax law requirements, the Option awarded to the Participant according to this Agreement will be held in trust by the Trustee that was approved for this purpose by the Israeli Tax Authority, who shall release the underlying Exercised Shares to the Participant only upon full compliance with the legal requirements and the terms of the Plan. For this purpose, a Trust Deed was signed between the Company and the Trustee, a copy of which is attached hereto as Schedule B. The conditions of the Trust Deed apply to the Option; thus, the Participant is required to carefully read the provisions of the said Trust Deed.

1.     The above tax description is a general summary only and does not refer to expenses involved with the exercise of Option and sale of Exercised Shares or changes in the Israeli Consumer Price Index, which may impact the final tax calculation.

7.Change of Control. Notwithstanding any other provision of this Agreement, the Option shall be subject to the Change of Control provisions set forth in Article XIV of the Plan.

8.Termination. Notwithstanding the provisions of Section 6.8 of the Plan, upon the Participant’s Termination of Service for any reason other than by the Company for Cause, the Option shall terminate and cease to be exercisable on the date that is ninety (90) days after the date of the Participant’s Termination of Service. Upon a Termination of Service by the Company for Cause, the Option shall terminate and cease to be exercisable upon Termination.

9.Transferability of the Option. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Participant, only by the Participant; provided, however, that (a) the Option may be exercised after the Participant’s death by the beneficiary most recently named by the Participant in a written designation thereof filed by the Participant with the Company in accordance with Article XII of the Plan[, and (b) the Committee may, in its discretion, permit the Option to be transferred during the Participant’s lifetime subject to Article XII of the Plan]. No transfer of the Option by will or the laws of descent and distribution, or otherwise, shall be effective to bind the Company unless the Committee is furnished with (as applicable): (i) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (ii) an agreement by the transferee to comply with all the terms and conditions of the Option that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Option.

10.Taxes and Withholdings. At the time of Transfer or sale of Exercised Shares with respect of all or any part of the Option, the Participant shall pay to the Company or an Affiliate in cash, or make other arrangements, in accordance with Article XVI of the Plan, for the satisfaction of, any taxes of any kind, and social security payments due or potentially payable or required to be withheld with respect to such exercise or Shares.

11.No Rights as a Shareholder. Neither the Participant nor any other person shall become the beneficial owner of the Shares subject to the Option, nor have any rights to dividends or other rights as a shareholder with respect to any such Shares, until the Participant has actually received such Shares following the exercise of the Option in accordance with the terms of the Plan and this Agreement.

12.No Right to Continued Employment. Neither the Option nor any terms contained in this Agreement shall confer upon the Participant any rights or claims except in accordance with the express provisions of the Plan and this Agreement, and shall not give the Participant any express or implied right to be retained in the employment or service of the Company or any Affiliate for any period, or in any particular position or at any particular rate of compensation, nor restrict in any way the right of the Company or any Affiliate, which right is hereby expressly reserved, to modify or terminate the Participant ’s employment or service at any time for any reason. The Participant acknowledges and agrees that any right to exercise the Option is earned only by continuing as an employee of the Company or an Affiliate at the will of the Company or such Affiliate, or satisfaction of any other applicable terms and conditions contained in the Plan and this Agreement, and not through the act of being hired, being granted the Option or acquiring Shares hereunder.

13.The Plan. By accepting any benefit under this Agreement, the Participant and any person claiming under or through the Participant shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and this Agreement and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan. This Agreement is subject to all the terms, provisions and conditions of the Plan, which are incorporated herein by reference, and to such rules, policies and regulations as may from time to time be adopted by the Committee. In the event of any conflict between the provisions of the Plan and this Agreement, the provisions of the Plan shall control, and this Agreement shall be deemed to be modified accordingly. The Plan and the prospectus describing the Plan can be found [on the Company’s HR intranet]. A paper copy of the Plan and the prospectus shall be provided to the Participant upon the Participant’s written request to the Company at the address set forth in Section 13 hereof.

14.Compliance with Laws and Regulations.

(a)The Option and the obligation of the Company to sell and deliver Shares hereunder shall be subject in all respects to: (i) all applicable Federal and state laws, rules and regulations and (ii) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body which the Committee shall, in its discretion, determine to be necessary or applicable. Moreover, the Option may not be exercised if its exercise, or the receipt of Shares pursuant thereto, would be contrary to applicable law. If at any time the Company determines, in its discretion, that the listing, registration or qualification of Shares upon any national securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable, the Company shall not be required to deliver any certificates for Shares to the Participant or any other person pursuant to this Agreement unless and until such listing, registration, qualification, consent or approval has been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Company.

(b)It is intended that the Shares received upon the exercise of the Option shall have been registered under the Securities Act. If the Participant is an “affiliate” of the Company, as that term is defined in Rule 144 under the Securities Act (“Rule 144”), the Participant may not sell the Shares received except in compliance with Rule 144. Any certificates representing Shares issued to an “affiliate” of the Company may bear a legend setting forth such restrictions on the disposition or transfer of the Shares as the Company deems appropriate to comply with Federal and state securities laws.

(c)If at the time of exercise of all or part of the Option, the Shares are not registered under the Securities Act, and/or there is no current prospectus in effect under the Securities Act with respect to the Shares, the Participant shall execute, prior to the delivery of any Shares to the Participant by the Company pursuant to this Agreement, an agreement (in such form as the Company may specify) in which the Participant represents and warrants that the Participant is purchasing or acquiring the shares acquired under this Agreement for the Participant's own account, for investment only and not with a view to the resale or distribution thereof, and represents and agrees that any subsequent offer for sale or distribution of any kind of such Shares shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the Shares being offered or sold or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto.

15.Notices. All notices by the Participant or the Participant’s successors or permitted assigns shall be addressed to ReWalk Robotics Ltd., Hatnufa 3 st., Floor 6, P.O. Box 161, Yokneam 2069203 Israel, Attention: [Chief Financial Officer], or such other address as the Company may from time to time specify. All notices to the Participant shall be addressed to the Participant at the Participant’s address in the Company's records.

16.Other Plans. The Participant acknowledges that the grant of the Option shall not affect the Participant’s participation in, or benefits under, any other benefit plan or other contract or arrangement maintained by the Company or any Affiliate.

PARTICIPANT

Name: [________]
Date: [________]

REWALK ROBOTICS LTD.

Larry Jasinsky
Chief Executive Officer

[________]

Date of signature: [________]